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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 33-84754 and 333-16765 on Form S-8 of MK Gold Company of our report dated October 29, 1999, appearing in this Amendment No. 1 to MK Gold Company's Current Report on Form 8-K.


PRICEWATERHOUSECOOPERS AUDITORES, S.L.

November 15, 1999